EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB (the "Report") of AssureTec Holdings, Inc. (the "Company") for the quarter ended December 31, 2003, R. Bruce Reeves, the President and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 24, 2004                   /s/  R. Bruce Reeves
                                            -----------------------------------
                                                 R. Bruce Reeves, Ph.D.
                                                 President and
                                                 Principal Financial Officer